UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2023

TREASURE GLOBAL INC

(Exact name of registrant as specified in its charter)

Delaware	001-41476	36-4965082
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

276 5th Avenue, Suite 704 #739 New York, New York	10001
(Address of registrant’s principal executive office)	(Zip code)

+6012 643 7688

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TGL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On September 28, 2023 a Floor Price Trigger (as defined below) occurred under the Securities Purchase Agreement (the “Securities Purchase Agreement”) dated February 28, 2023, between Treasure Global Inc, a Delaware corporation (the “Company”) and YA II PN, Ltd., a Cayman Islands exempt limited partnership (the “Buyer”) and on September 29, 2023 the Company received a notice from the Buyer of the occurrence of such Floor Price Trigger.

Pursuant to the Securities Purchase Agreement the Buyer purchased two unsecured convertible debentures (the “Convertible Debentures”), in the aggregate principal amount of up to $5,500,000. Each of the Convertible Debentures has a term of twelve months and bears interest at 4% per annum. As of October 3, 2023 an aggregate of $3,550,000 remain outstanding under the Convertible Debentures.

Pursuant to the terms of the Convertible Debentures, upon the occurrence of a Floor Price Trigger Event (as defined below), the Company is required to make monthly payments beginning on the 10th calendar day after the Trigger Date and continuing on the same day of each successive calendar month. Each monthly payment shall be in an amount equal to the sum of (i) the lesser of (x) $1,000,000 and (y) the sum of outstanding principal amount of the Convertible Debentures (the “Triggered Principal Amount”), plus (ii) a 7% redemption premium in respect of such Triggered Principal Amount, and (iii) accrued and unpaid interest hereunder as of each payment date.  The obligation to make such payment ceases when the daily VWAP is greater than the Floor Price for a period of 5 of 7 consecutive trading days in the event of a Floor Price Trigger (as defined below) unless a new Trigger Event occurs, unless a subsequent Floor Price Trigger Event occurs.

“Floor Price Trigger” shall mean the daily VWAP is less than the $0.25 during a period of any 5 of 7 consecutive trading days.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2023	TREASURE GLOBAL INC.

	By:	/s/ Chong Chan “Sam” Teo
	Name:	Chong Chan “Sam” Teo
	Title:	Chief Executive Officer

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